UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 5, 2003

Date of Report (Date of earliest event reported)

MAIR HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Street Towers, Suite 1720 150 South Fifth Street Minneapolis, MN 55402
(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021
(Registrant’s Telephone Number, including Area Code)

ITEM 5                                                        OTHER EVENTS

On September 5, 2003 Richard H. Anderson and Douglas M. Steenland resigned from the board of directors of MAIR Holdings, Inc.  Reference is made to the press release issued by MAIR Holdings, Inc. on September 5, 2003, and attached hereto as Exhibit 99.

ITEM 7                                                        FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

Exhibit 99                                             Press release announcing resignation of directors, dated September 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2003

MAIR HOLDINGS, INC.

By:	/s/ Robert E. Weil
Robert E. Weil
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release announcing resignation of directors, dated September 5, 2003.